Payments, by Category - USD ($) $ in Thousands		Taxes	Royalties	Fees	Prod. Entitlements		Bonuses	Comm. Social Resp.	Total Payments
Total	[1]	$ 1,680	$ 9,962,579	$ 42,449	$ 2,337,038	[2]	$ 20,225	$ 43,047	$ 12,407,018

[1]	All the Petrobras' projects refer the commercial development of oil and natural gas, in the E&P segment, using the well extraction method.
[2]	In-kind production entitlements are presented at fair market value, which is calculated based on the volume the Brazilian Federal Government is entitled to, valued at the average Brent oil price for the year, pursuant to the production sharing regime adopted in Brazil for the exploration and production of oil, natural gas, and other fluid hydrocarbons in the Pre-Salt Polygon and/or strategic areas, and as established by Law 12,351/2010, particularly in articles 2(III), 15(III), 18, and 29(VII).